Exhibit 10.1

SECOND AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) made as of the 10th day of November, 2008 (the “Effective Date”), by and among AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP, a Maryland limited partnership (“Borrower”), AMERICAN CAMPUS COMMUNITIES, INC., a Maryland corporation (“Parent Guarantor”), THE OTHER ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS GUARANTORS (the “Subsidiary Guarantors”; the Parent Guarantor and the Subsidiary Guarantors are hereinafter referred to collectively as the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, Borrower, Guarantors, Administrative Agent and the Lenders then parties thereto entered into that certain First Amended and Restated Credit Agreement dated as of August 17, 2006, as amended by that certain First Amendment to First Amended and Restated Credit Agreement dated as of May 16, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrower has further requested that the Administrative Agent and the Lenders amend the covenant in Section 5.02(g) of the Credit Agreement to allow the aggregate amount of Cash dividends or distributions to exceed 100% of Funds From Operations; and

WHEREAS, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement subject to the execution and delivery by Borrower and Guarantors of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.           Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2.           Modification of the Credit Agreement. Borrower, the Lenders and Administrative Agent do hereby modify and amend the Credit Agreement as follows:

  (a)    By deleting subsection (i) of Section 5.02(g) of the Credit Agreement in its entirety and inserting in lieu thereof the following:  “(i) no Default or Event of Default shall have occurred and be continuing at the time of declaration or payment thereof and the aggregate amount of such Cash dividends or distributions, together with the aggregate amount of Cash dividends or distributions made during the applicable period pursuant to the immediately following clause (ii), (A) do not exceed 115% of Funds From Operations for the current four fiscal quarter periods of Parent Guarantor ending September 30, 2008 and December 31, 2008, (B) do not exceed 110% of Funds From Operations for the current four fiscal quarter period of Parent Guarantor ending March 31, 2009, (C) do not exceed 100% of Funds from Operations during any other four consecutive fiscal quarters of the Parent Guarantor thereafter, and (D) do not exceed 100% of Funds From Operations during any one fiscal quarter for the fiscal quarters of the Parent Guarantor ending on December 31, 2008 and March 31, 2009,”

3.           References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

4.           Acknowledgment of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein or in any other documents delivered in connection herewith, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with their respective terms, and that the execution and delivery of this Amendment and any other documents in connection therewith do not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or Guarantors’ obligations under the Loan Documents.

5.           Representations and Warranties. Borrower and Guarantors represent and warrant to Administrative Agent and the Lenders as follows:

  (a)           Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, the Borrower or any of the Guarantors or any of their respective properties or to which the Borrower or any of the Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of the Borrower or any of the Guarantors, other than the liens and encumbrances created by the Loan Documents.

  (b)           Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

  (c)           Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

  (d)           Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

6.           Modification Fee. The Borrower shall pay a modification fee (the “Modification Fee”) in the amount of $10,000.00 on the Effective Date of this Amendment to each Lender that has approved this Amendment as of the Effective Date hereof by executing the applicable signature page attached hereto.

7.           No Default. By execution hereof, the Borrower and Guarantors certify that Borrower and each of the Guarantors is and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

8.           Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Administrative Agent or any Lender Party, or any past or present officers, agents or employees of Administrative Agent or any Lender Party, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

9.           Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

10.         Effective Date. This Amendment shall be deemed effective and in full force and effect as of the Effective Date upon (a) the execution and delivery of this Amendment by Borrower, Guarantors, Administrative Agent and the Required Lenders, and (b) the payment of the Modification Fee to each Lender that has executed this Amendment as of the Effective Date. The Borrower will pay the reasonable fees and expenses of Administrative Agent in connection with this Amendment.

11.         Amendment as Loan Document. This Amendment shall constitute a Loan Document.

12.         Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

13.         MISCELLANEOUS. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

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[Signatures begin on next page.]

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP, a Maryland limited partnership

By:	AMERICAN CAMPUS COMMUNITIES HOLDINGS LLC, a Maryland limited liability company, its general partner

	By:	AMERICAN CAMPUS COMMUNITIES, INC., a Maryland corporation, its sole member

By:
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

GUARANTORS:

AMERICAN CAMPUS COMMUNITIES, INC.

By:
Name:
Title:

AMERICAN CAMPUS COMMUNITIES HOLDINGS LLC

By:	AMERICAN CAMPUS COMMUNITIES, INC., its sole member

By:
Name:
Title:

RAP STUDENT HOUSING PROPERTIES LLC

By:
Name:
Title:

RSVP–ACT, LLC

By:	RAP STUDENT HOUSING PROPERTIES LLC, its sole member

By:
Name:
Title:

TITAN INVESTMENTS II LLC

By:
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

AMERICAN CAMPUS–TITAN II, LLC

By:	RSVP–ACT, LLC, its managing member

	By:	RAP STUDENT HOUSING PROPERTIES LLC, its sole member

By:
Name:
Title:

ACT–VILLAGE AT TEMPLE LLC

By:	AMERICAN CAMPUS–TITAN II, LLC, its sole member

	By:	RSVP–ACT, LLC, its managing member

		By:	RAP STUDENT HOUSING PROPERTIES LLC, its sole member

By:
Name:
Title:

RFG CAPITAL GROUP, LLC

By:	RAP STUDENT HOUSING PROPERTIES LLC, its sole member

By:
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

RFG CAPITAL MANAGEMENT PARTNERS, L.P.

By:	RAP STUDENT HOUSING PROPERTIES LLC, its general partner

By:
Name:
Title:

RFG–CMP THE VILLAGE ON UNIVERSITY LLC

By:	RFG CAPITAL MANAGEMENT PARTNERS, L.P., its sole member

	By:	RAP STUDENT HOUSING PROPERTIES LLC, its general partner

By:
Name:
Title:

SHP–THE VILLAGE ON UNIVERSITY LLC

By:
Name:
Title:

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RFG–CMP THE VILLAGE AT SCIENCE DRIVE, LLC

By:	RFG CAPITAL MANAGEMENT PARTNERS, L.P., its sole member

	By:	RAP STUDENT HOUSING PROPERTIES LLC, its general partner

By:
Name:
Title:

SHP–THE VILLAGE AT SCIENCE DRIVE, LLC

By:
Name:
Title:

RFG–CMP ACT LLC

By:
Name:
Title:

SHP–ACT LLC

By:
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

AMERICAN CAMPUS–TITAN LLC

By:	SHP–ACT LLC, its managing member

By:
Name:
Title:

ACT–VILLAGE AT FRESNO STATE, LLC

By:	AMERICAN CAMPUS–TITAN LLC, its sole member

	By:	SHP–ACT LLC, its managing member

By:
Name:
Title:

ACC OP SWEET HOME LLC

By:
Name:
Title:

ACC OP (VILLAGE AT NEWARK) LLC

By:
Name:
Title:

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LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent, Swing Line Bank and Issuing Bank

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

By:
Name:
Title:

CITICORP NORTH AMERICA, INC.

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

BANK OF AMERICA, N.A.
(including as successor to LaSalle Bank National Association)

By:
Name:
Title: